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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2010

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                  0-6404                     44-0651207
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
         incorporation)            File Number)              Identification No.)

                           1415 Louisiana, Suite 4100
                                 Houston, Texas                     77002
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                     (Address of principal executive office)      (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01     Completion of Acquisition or Disposition of Assets

This Form 8-K/A ("Amendment No. 1") amends and supplements the Current Report on Form 8-K filed January 7, 2010 by Gateway Energy Corporation (the "Company") to include the financial statements and pro forma financial information required by
Item 9.01. As previously reported, on January 7, 2010, the Company acquired the Hickory Creek Gathering System from Hickory Creek Gathering, L.P. and Range Operating Texas, LLC. Gateway acquired the assets for a total purchase price of $3.9 million in cash.

Item 9.01     Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired

The historical audited consolidated financial statements of the Hickory Creek Gathering, L.P. as of December 31, 2009 and 2008 and for the years then ended are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)      Pro Forma Financial Information

The unaudited pro forma consolidated statement of operations for the years ended December 31, 2009 and 2008 and the unaudited pro forma condensed balance sheet as of December 31, 2009 with respect to the transaction referred to above are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference. The unaudited pro forma consolidated statements of operations have been prepared as if the acquisition of Hickory Creek closed on January 1, 2008. The unaudited pro forma condensed balance sheet has been prepared as if the transaction closed on December 31, 2009.

(c)      Exhibits

The following exhibits are included herein:

Exhibit No.         Description of Exhibit
-----------         ----------------------

23.1                Consent of Pannell Kerr Forster of Texas, P.C.

99.1 The historical audited consolidated financial statements of Hickory Creek Gathering, L.P. as of and for the two years ended December 31, 2009 and 2008.

99.2 Unaudited pro forma condensed consolidated balance sheet as of December 31, 2009 and the unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2009 and 2008.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  March 24, 2010

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                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

23.1                Consent of Pannell Kerr Forster of Texas, P.C.

99.1 The historical audited consolidated financial statements of Hickory Creek Gathering, L.P. as of and for the two years ended December 31, 2009 and 2008.

99.2 Unaudited pro forma condensed consolidated balance sheet as of December 31, 2009 and the unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2009 and 2008.

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